SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is executed this 25th day of January, 1999, by SCHICK TECHNOLOGIES, INC., a New York corporation (the "Obligor"), in favor of DVI AFFILIATED CAPITAL, a division of DVI Financial Services Inc. (the "Lender"). Obligor intending to be legally bound, hereby agrees as follows:

     1. DEFINITIONS. For purposes of this Agreement,

          1.1  "account",   "account  debtor",  "chattel  paper",   "documents",
     "equipment", "general intangibles", "goods", "instrument", "inventory" and "proceeds" shall have the meanings given such terms in the Code.

          1.2 "Approved Application" shall mean the aggregate pending lease applications of Obligor credit approved by Lender that comply with all of the following conditions: (a) all required documents for such lease have been prepared in form and content acceptable to Lender, signed by all parties and returned to Lender, and (b) Lender's purchase order has been issued. Lender, in its sole and absolute discretion, at any time and from time to time, by written notice to Obliger, may suspend the restrictions imposed by this Section.

          1.3 "Chief Executive Office" shall mean the place from which the main part of the business operations of Obligor are managed. Obliger's current Chief Executive Office is 31-00 47th Avenue, Long Island City, NY 11101.

          1.4 "Code" shall mean the Uniform Commercial Code as adopted by the Commonwealth of Pennsylvania, as the same may be amended from time to time.

          1.5 "Collateral" shall mean the following: (a) all existing and after acquired accounts, chattel paper, documents, general intangibles, and contract rights of Obligor and all proceeds thereof, including without limitation, and all general ledger sheets, tiles, records, customer lists, books of account, invoices, bills, certificates or documents of ownership, bills of sale, business papers, correspondence, credit files, tapes, cards, computer runs and all other data and data storage systems whether in the possession of the Obligor or any service bureau; and (b) all Obligor's present and future inventory and equipment subject to Approved Applications (including but not limited to goods held for sale or lease or furnished or to be furnished under contracts for service, raw materials, work-in-process, finished goods and goods used or consumed in Obligor's business) whether owned, consigned or held on consignment, together with all merchandise, component materials, supplies, packing, packaging and shipping materials, and all returned, rejected or repossessed goods sold, consigned, leased or otherwise furnished by Obliger and all products and proceeds of any of the foregoing.

          l.6 "DVI Indebtedness" shall mean all obligations and indebtedness of Obliger to Lender, whether now or hereafter owing or existing, under the Loan Documents.

          1.7 "Event of Default"  shall include any and all events  described in
     Section 7.


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          1.8  "Loan  Documents"  shall  mean  that  certain  Note of even  date herewith given by Obligor to Lender in the original principal amount of Five Million Dollars ($5,000,000.00) (the "Note") and all agreements, documents and instruments, all agreements, documents and instruments collateral thereto, together with all amendments, replacements, increases,
     renewals  and  modifications   thereof  or  thereto,   including,   without
     limitation, this Agreement.

          1.9 "Person" means an individual, a corporation or a government or any agency or subdivision thereof or any other entity.

     2. SECURITY INTEREST. Obligor grants to Lender a security interest in and lien on the Collateral.

     3. EFFECT OF GRANT. The security interests in and liens on the Collateral granted to Lender by Obligor hereunder shall not be rendered void by the fact that no DVI Indebtedness exists as of a particular date, but shall continue in full force and effect until all DVI Indebtedness has been paid in full, Lender has no agreement or commitment outstanding pursuant to which Lender may extend credit to or on behalf of Obligor and Lender has executed and delivered termination statements and/or releases of Lender with respect to the Collateral.

     4. OBLIGATIONS SECURED. The Collateral and the continuing security interests granted therein shall secure the DVI Indebtedness. IT IS THE EXPRESS INTENTION OF OBLIGOR THAT THE COLLATERAL SHALL SECURE ALL EXISTING AND FUTURE DVI INDEBTEDNESS.

     5. REPRESENTATIONS. Obligor hereby represents and warrants as follows, which representations and warranties shall be true and correct as of the date hereof, at the time of the creation of any DVI Indebtedness and until all DVI Indebtedness has been paid in full:

          5.1 Title to Collateral. The Collateral is and will be owned by Obligor free and clear of all liens and other encumbrances of any kind (including liens or other encumbrances upon properties acquired or to be acquired under conditional sales agreements or other title retention devices), excepting only liens in favor of the Lender. Obligor will defend the Collateral against any claims of all persons or entities other than the Lender.

          5.2 Governmental Consents. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Obligor is required in connection with the execution, delivery or performance by Obligor of this Agreement or the consummation of the transactions contemplated hereby.

          5.3 Addresses. The portions of the Collateral which are tangible (corporeal) property and Obligor's books and records pertaining thereto will at all times be located at the addresses set forth on Schedule 5.3 attached hereto; or such other location determined by Obligor after prior notice to Lender and delivery to Lender of any items requested by Lender to maintain perfection and priority of Lender's security interests and liens and access to Obligor's books and records.


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


          5.4 Taxes. Obligor has filed all tax returns which it is required to file and has paid, or made provision for the payment of, all taxes which have or may have become due pursuant to such returns or pursuant to any assessment received by it, except such taxes (other than real estate taxes which must be paid regardless of challenge), if any, as are being contested in good faith and as to which adequate reserves have been provided. Such tax returns are complete and accurate in all respects. Obligor does not know of any proposed additional assessment or basis for any assessment of additional taxes.

          5.5 Intellectual Property. Obligor owns or possesses the irrevocable right to use all of the patents, trademarks, service marks, trade names, copyrights, licenses, franchises and permits and rights with respect to the foregoing necessary to own and operate the Obligor's properties (including the Collateral) and to carry on its business as presently conducted and presently planned to be conducted without conflict with the rights of others.

          5.6 Accuracy of Representations and Warranties. No representation or warranty by Obligor contained herein or in any certificate or other document furnished by Obligor pursuant hereto or in connection herewith fails to contain any statement of material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made. There is no fact which Obligor knows or should know and has not disclosed to Lender, which does or may materially and adversely affect Obligor, or any of its operations.

     6. COVENANTS. Obligor covenants and agrees that until the DVI Indebtedness have been paid in full, Obligor shall:

          6.1 Disposition of Assets. Not sell, lease, transfer or otherwise dispose of all, substantially all, or any material portion of the Collateral, except for sales of inventory in the ordinary course for fair consideration.

          6.2 Liens. Not create, incur or permit to exist any mortgage, pledge, encumbrance, lien, security interest or charge of any kind (including liens or charges upon properties acquired or to be acquired under conditional sales agreements or other title retention devices) on its property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, except as permitted hereunder or under the Loan Documents.

          6.3 Maintenance of Properties. Maintain, preserve, protect and keep or cause to be maintained, preserved, protected and kept its real and personal property used or useful in the conduct of its business in good working order and condition, reasonable wear and tear excepted, and will pay and discharge when due the cost of repairs to and maintenance of the same.

          6.4 Insurance. Carry adequate insurance issued by responsible and financially sound insurers acceptable to Lender, in amounts acceptable to Lender (at least adequate to comply with any co-insurance provisions) and against all such liability and hazards as are usually carried by entities engaged in the same or a similar business similarly situated or as may be required by Lender, Obligor will carry business interruption insurance in such amounts as may be required by Lender. In the case of insurance on any of the Collateral Obligor shall carry insurance in the full


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


     insurable value thereof and cause Lender to be named as insured mortgagee with respect to all real property, loss payee (with a lender's loss payable endorsement) with respect to all personal property, and additional insured with respect to all liability insurance, as its interests nay appear with thirty (30) days' notice to be given Lender by the insurance carrier prior to cancellation or material modification of such insurance coverage.

     Obligor shall cause to be delivered to Lender the insurance policies therefor or in the alternative, evidence of insurance and at least thirty (30) business days prior to the expiration of any such insurance, additional policies or duplicates thereof or in the alternative, evidence of insurance evidencing the renewal of such insurance and payment of the premiums therefor. Obligor shall direct all insurers that in the event of any loss thereunder or the cancellation of any insurance policy, the insurers shall make payments for such loss and pay all returned or unearned premiums directly to Lender and not to Obligor and Lender jointly.

     In the event of any loss, Obligor will give Lender immediate notice thereof and Lender may make proof of loss whether the same is done by Obligor. Lender is granted a power of attorney by Obligor with full power of substitution to file any proof of loss in Obligor's or Lender's name, to endorse Obligor's name on any check, draft or other instrument evidencing insurance proceeds, and to take any action or sign any document to pursue any insurance loss claim. Such power being coupled with an interest is irrevocable.

     In the event of any loss, Lender, at its option, may (i) retain and apply all or any part of the insurance proceeds to reduce, in such order and amounts as Lender may elect the DVI Indebtedness, or (ii) disburse all or any part of such insurance proceeds to or for the benefit of Obligor for the purpose of repairing or replacing Collateral after receiving proof satisfactory to Lender of such repair or replacement, in either case without waiving or impairing the DVI Indebtedness or any provision of this Agreement. Any deficiency thereon shall be paid by Obligor to Lender upon demand. Obligor shall not take out any insurance without having Lender named as loss payee or additional insured thereon. Obligor shall bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral.

          6.5 Additional Documents and Future Actions. At its sole cost, take such actions and provide Lender from time to time with such agreements, financing statements and additional instruments, documents or information as the Lender may in its discretion deem necessary or advisable to perfect, protect and maintain the security interests in the Collateral, to permit Lender to protect its interest in the Collateral, or to carry out the terms of the Loan Documents. Obligor hereby authorizes and appoints Leader as its attorney-in-fact with full power of substitution, to take such actions as Lender may deem advisable to protect the Collateral and its interests thereon and its rights hereunder, to execute on Obligor's behalf and file at Obligor's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Lender to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on Obligor's behalf such other documents and notices as Lender may deem advisable to protect the Collateral and its interests therein and its rights hereunder. Such power being coupled with an interest is irrevocable. Obligor irrevocably authorizes the filing of a carbon, photographic or other copy of this Agreement, or of a financing statement, as a financing statement and agrees that such filing is sufficient as a financing statement.


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


          6.6 Name or Address Change. Not change its name or address except upon thirty (30) days prior written notice to Lender and delivery to Lender of any items requested by Lender to maintain perfection and priority of Lender's security interests and access to Obligor's books and records.

          6.7 Inspections. Permit officers of Lender, or such persons as any of them may designate, to visit and inspect any of the properties of Obligor, examine (either by Lender's employees or by independent accountants) any of the Collateral or other assets of Obligor, including the books of account of Obligor, and discuss the affairs, finances and accounts of Obligor with its officers and with its independent accountants, at such times as Lender may desire.

          6.8 Taxes: Claims for Labor and Materials. Pay or cause to be paid when due all taxes, assessments, governmental charges or levies imposed upon it or its income, profits, payroll or any property belonging to it, including without limitation all withholding taxes, and all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon any of its properties or assets; provided that it shall not be required to pay any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings promptly initiated and diligently conducted by it, and neither execution nor foreclosure sale or similar proceedings shall have been commenced in respect thereof (or such proceedings shall have been stayed pending the disposition of such contest of validity), and it shall have set aside on its books, or at the request of Lender deposited with Lender, adequate reserves with respect thereto.

          6.9 Requested Information. With reasonable promptness, deliver to Lender all financial information in respect of the condition, operation and affairs of Obligor and the Collateral as Lender may reasonably request from time to time.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default hereunder:

          7.1 The occurrence of any event of default or default under any of the Loan Documents after expiration of any applicable notice and/or grace period permitted in such documents;

          7.2 The failure of Obligor to duly perform or observe any obligation, covenant or agreement on its part contained herein;

          7.3 All or any part of the Collateral are attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the possession or control of any receiver, trustee, custodian or assignee for the benefit of creditors;

          7.4 Any representation or warranty of Obligor contained herein is discovered to be untrue in any material respect or any statement, certificate or data furnished by Obligor pursuant hereto is discovered to be untrue in any material respect as of the date as of which the facts therein set forth are stated or certified;


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


          7.5 A material and adverse change occurs in the value of the Collateral;

          7.6 Any material uninsured damage to, or loss, theft, or destruction of any of the Collateral occurs;

          7.7 The adjudication of Obligor as a bankrupt or insolvent, or the entry of an Order for Relief against Obligor or the entry of an order appointing a receiver or trustee for Obligor of any of its property or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction;

          7.8 A proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or (unless dismissed within 60 days) against Obligor or Obligor makes an assignment for the benefit of Creditors, or Obligor takes any action to authorize any of the foregoing; and/or

          7.9 The Collateral or the prospects of the payment of the Bank Indebtedness is jeopardized or impaired as determined by Lender in good faith.

     8. REMEDIES OF LENDER.

          8.1 Remedies. At the option of the Lender, upon the occurrence of an Event of Default, or at any time thereafter:

               (a) The entire unpaid principal of the DVI Indebtedness, or any part thereof all interest accrued thereon, all fees due hereunder and all other obligations of Obligor to Lender hereunder or under any other agreement, note or otherwise arising will become immediately due and payable without any further demand or notice;

               (b) Lender may enter the premises occupied by Obligor and take possession of the Collateral and any records relating thereto; and/or

               (c) Lender may exercise each and every right and remedy granted to it under the Loan Documents, under the Code and under any other applicable law or at equity.

          8.2 Sale or Other Disposition of Collateral. The sale, lease or other disposition of the Collateral, or any part thereof, by Lender after an Event of Default may be for cash, credit or any combination thereof and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the DVI Indebtedness then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Lender may cause the Collateral to remain on Obligor's premises or otherwise or to be removed and stored at premises owned by other persons, at Obligor's expense, pending sale or other disposition of the Collateral. Obligor, at Lender's request, shall assemble the Collateral consisting of inventory and tangible assets and make such assets available to Lender at a place to be designated by Lender.


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


     Lender shall have the right to conduct such sales on Obligor's premises, at Obligor's expense, or elsewhere, on such occasion or occasions as Lender may see fit. Any notice required to be given by Lender of a sale, lease or other disposition or other intended action by Lender with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Obligor at the address specified in Section 11 below, at least five (5) business days prior to such proposed action, shall constitute fair and reasonable notice to Obligor of any such action. The net proceeds realized by Lender upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Lender in connection therewith and all other costs and expenses related thereto including attorney fees, shall be applied in such order as Lender, in its sole discretion, elects, toward satisfaction of the DVI Indebtedness. Lender shall account to Obligor for any surplus realized upon such sale or other disposition, and Obligor shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Lender's security interest in the Collateral. Obligor agrees that Lender has no obligation to preserve rights to the Collateral against any other parties. Lender is hereby granted a license or other right to use, after an Event of Default, without charge, Obligor's labels, general intangibles, intellectual property, equipment, real estate, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any inventory or other Collateral and Obligor's rights under all contracts, licenses, leases and franchise agreements shall inure to Lender's benefit. Lender shall be under no obligation to marshall any assets in favor of Obligor or any other party or against or in payment of any or all of the DVI Indebtedness.

          8.3 Delay or Omission Not Waiver. Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege under the Loan Documents upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege. No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Lender. No single, partial or full exercise of any rights, remedies, powers and privileges by the Lender shall preclude further or other exercise thereof. No course of dealing between Lender and Obligor shall operate as or be deemed to constitute a waiver of Lender's rights under the Loan Documents or affect the duties or obligations of Obligor.

          8.4 Remedies Cumulative; Consents. The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Lender's favor at law or in equity. Whenever the Lender's consent or approval is required or permitted, such consent or approval shall be at the sole and absolute discretion of Lender.

     9. CERTAIN FEES, COSTS EXPENSES AND EXPENDITURES. Obligor agrees to pay on demand all costs and expenses of Lender, including without limitation:

          9.1 All costs and expenses in connection with any amendments, extensions and increases to the Loan Documents (including, without limitation, attorney's fees and expenses, and the cost of appraisals and reappraisals of Collateral), and the cost of periodic lien searches and tax


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


     clearance certificates, as Lender deems advisable;

          9.2 All Lender's, costs and expenses in connection with the enforcement, protection and preservation of the Lender's rights or remedies under the Loan Documents, or any other agreement relating to any Obligations, or in connection with legal advice relating to the rights or responsibilities of Lender (including without limitation court costs, reasonable attorney's fees and expenses of accountants and appraisers); and

          9.3 Any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of the Loan Documents, and all liabilities to which Lender may become subject as the result of delay in paying or omission to pay such taxes.

     In the event Obligor shall fail to pay taxes, insurance, assessments, costs or expenses which it is required to pay hereunder, or fails to keep the Collateral free from security interests or lien (except as expressly permitted herein), or fails to maintain or repair the Collateral as required hereby, or otherwise breaches any obligations under the Loan Documents, Lender in its discretion, may make expenditures for such purposes and the amount so expended (including reasonable attorneys fees and expenses, filing fees and other charges) shall be payable by Obligor on demand and shall constitute part of the DVI Indebtedness.

     In the event any action at law or in equity in connection with the Loan Documents, the DVI Indebtedness or matters collateral thereto is terminated adverse to Obligor, Obligor will pay all reasonable attorneys' fees and legal costs incurred by Lender in connection with such actions.

     With respect to any amount required to be paid by Obligor under this Section, in the event Obligor fails to pay such amount on demand, Obligor shall also pay to Lender interest thereon at the Default Rate (as defined in the Loan Documents). Obligor's obligations under this Section shall survive termination of this Agreement.

     10. TIME IS OF THE ESSENCE. Time is of the essence in Obligor's performance of its obligations under the Loan Documents.

     11. COMMUNICATIONS AND NOTICES. All notices, requests and other communications made or given in connection with this Agreement shall be in writing and, unless receipt is stated herein to be required, shall be deemed to have been validly given if delivered personally to the individual or division or department to whose attention notices to a party are to be addressed, or by private carrier, telecopy (with original forwarded by first class mail), or registered or certified mail, return receipt requested, in all cases with postage prepaid, addressed as follows, until some other address (or individual or division or department for attention) shall have been designated by notice given by one party to the other:

     To Obligor:

           Schick Technologies, Inc.
           31-00 47th Avenue
           Long lsland City, NY 11101


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


           Attention: President
           Telecopy No.: 718-937-5962

     To Lender:

           DVI Affiliated Capital
           707 Skokie Boulevard
           Northbrook, IL 60062
           Attention: Chief Operating Officer
           Telecopy No.: 847-564-2965

     With a copy to:

           DVI, Inc.
           500 Hyde Park
           Doylestown, PA 18901
           Attention:  Legal Department
           Telecopy No.: 215-345-7759

     12. LIMITATION ON LIABILITY. Obligor shall be responsible for and Lender is hereby released from any claim or liability in connection with:

          12.1 Safekeeping any Collateral;

          12.2 Any loss or damage to any Collateral;

          12.3 Any diminution in value of the Collateral; or

          12.4 Any act or default of another person or entity.

     Lender shall only be liable for any act or omission on its pert constituting willful misconduct. In the event that Lender breaches its required standard of conduct, Obligor agrees that its liability shall be only for direct damages suffered and shall not extend to consequential or incidental damages. In the event Obligor brings suit against Lender in connection with the transactions contemplated hereunder and Lender is found not to be liable, Obligor will indemnify and hold Lender harmless from all costs and expenses, including attorney's fees, incurred by Lender in connection with such suit.

     13. WAIVERS. In connection with any proceedings hereunder or in connection with any of the DVI Indebtedness, including without limitation any action by Lender in replevin, foreclosure or other court process or in connection with any other action related to the DVI Indebtedness or the transactions contemplated hereunder, Obligor waives:

          13.1  all  procedural  errors,   defects  and  imperfections  in  such
     proceedings;

          13.2 all benefits under any present or future laws exempting any property,


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


     real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered in connection with the DVI Indebtedness or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

          13.3 all rights to inquisition on any real estate, which real estate may be levied upon pursuant to a judgment obtained in connection with any of the DVI Indebtedness and sold upon any writ of execution issued thereon in whole or in part, in any order desired by Lender;

          13.4 presentment for payment demand, notice of demand, notice of nonpayment, protest and notice of protest of any of the DVI Indebtedness;

          13.5 any requirement for bonds, security or sureties required by statute, court rule or otherwise; and

          13.6 any demand for possession of Collateral prior to commencement of any suit.

     14. JURISDICTION. Obligor hereby consents to the jurisdiction of any state or federal court located within the Commonwealth of Pennsylvania, and irrevocably agrees that, subject to the Lender's election, all actions or proceedings relating to the Loan Documents or the transactions contemplated hereunder may be litigated in such courts, and Obligor waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court and waives personal service of any and all process upon it, and consents that all such service of process be made by mail or messenger directed to it at the address set forth in Section 11. Nothing contained in this Section 14 shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Obligor or its property in the courts of any other jurisdiction.

     15. MISCELLANEOUS PROVISIONS.

          15.1 Severability. The provisions of this Agreement and all other Loan
     Documents   are   deemed   to  be   severable,   and  the   invalidity   or
     unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          15.2 Headings. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

          15.3 Binding Effect. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          15.4 Amendment. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

          15.5 Governing Law. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth (without giving effect to any principles of conflicts of law).

          15.6 No Third Party Beneficiaries. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.

          15.7 Exhibits and Schedules. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

          15.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          15.9 No Joint Venture. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of Lender, nor shall this Agreement be construed as creating a partnership, joint venture or making Lender an investor in Obligor.

          15.10 Filing of Financing Statements. Copies or reproductions of this document or of any financing statement may be filed as a financing statement.

          15.11 Waiver of Right to Trial by Jury. OBLIGOR AND LENDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF OBLIGOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. OBLIGOR AND LENDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF OBLIGOR AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     IN WITNESS WHEREOF, the undersigned has executed this Security Agreement on the date first above written.

                                                     SCHICK TECHNOLOGIES, INC.

                                                     By:/s/ David Schick
                                                        ------------------------
                                                     Name:  David Schick
                                                          ----------------------
                                                     Title: President and C.E.O.
                                                           ---------------------

     Lender hereby joins in this Agreement for the sole purpose of ratifying and confirming its consent to the provisions contained in Section l5.11 above.

                                                     DVI FINANCIAL SERVICES INC.

                                                     By:________________________
                                                     Name:______________________
                                                     Tide:______________________


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